Commitments and Contingencies (Details)	12 Months Ended
Dec. 31, 2022 USD ($)
Commitments and Contingencies [Abstract]
Employment agreements, description	The Company has several employment agreements with executives and directors with the latest expiring in 2026. All agreements provide for automatic renewal options with varying terms of one year or three years unless terminated by either party.
Bank guarantees	$ 3,467,000
Lawsuits totaling amount	$ 540,000